================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 25, 1999


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


          California                     1-7850                  88-0085720
 (State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)       File Number)           Identification No.)

        5241 Spring Mountain Road
          Post Office Box 98510
            Las Vegas, Nevada                                    89193-8510
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: (702) 876-7237





================================================================================

Item 5. Other Events

On April 25, 1999, the Board of Directors of Southwest Gas Corporation (Southwest) unanimously approved a revised offer from ONEOK, Inc. to acquire Southwest for $30 per share in cash. The revised agreement amends the $28.50-a-share accord reached on December 14, 1998. Amendment No. 1 to the agreement and plan of merger is included herein.

Item 7. Exhibits

2 Amendment No. 1, dated as of April 25, 1999, to the Agreement and Plan of
  Merger, dated as of December 14, 1998, by and among ONEOK, Inc., Oasis Acquisition Corporation, and Southwest Gas Corporation.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SOUTHWEST GAS CORPORATION



Date: April 28, 1999                  /s/ EDWARD A. JANOV
                         ----------------------------------------------
                                        Edward A. Janov
                                 Vice President/Controller and
                                   Chief Accounting Officer